EXHIBIT 5


          [FORM OF OPINION OF WOLF, BLOCK, SCHORR AND SOLIS-COHEN LLP]


                                                               , 1999


Toll Brothers, Inc.
Toll Corp.
Toll Finance Corp.
First Huntingdon Finance Corp.
3103 Philmont Avenue
Huntingdon Valley, PA 19006


     RE:  Registration Statement on Form S-3
          ----------------------------------

Gentlemen:

     As counsel for Toll Brothers, Inc., a Delaware corporation (the "Company"), and its wholly owned subsidiaries, Toll Corp., a Delaware corporation ("Toll"), Toll Finance Corp., a Delaware corporation ("TFC"), and First Huntingdon Finance Corp., a Delaware corporation ("FHFC"), we have assisted in the preparation of a Registration Statement on Form S-3 (together with all exhibits thereto and documents incorporated by reference therein, the "Registration Statement") in the form proposed to be filed by the Company, Toll, TFC and FHFC (collectively, the "Registrants") with the Securities and Exchange Commission (the "Commission"). The Registration Statement relates to the issuance and sale from time to time, pursuant to Rule 415 of the General Rules and Regulations of the Commission promulgated under the Securities Act of 1933, as amended (the "Securities Act"), of the following securities of the Registrants with an aggregate initial public offering price of up to $500,000,000 or the equivalent thereof in one or more foreign currencies or composite currencies: (i) debt securities of Toll ("Toll Debt Securities"), TFC ("TFC Debt Securities") and FHFC ("FHFC Debt Securities" and, collectively with the Toll Debt Securities and the TFC Debt Securities, the "Debt Securities"), which may be any of senior secured debt securities, senior unsecured debt securities, senior subordinated debt securities or subordinated debt securities, in one or more series, which in each case are to be issued under an indenture (an "Indenture" and, collectively with any other indentures relating to other Debt Securities and/or Additional Debt Securities (as defined), the "Indentures") to be entered into among the issuer of the Debt Securities, the Company and Banc One Trust Company, NA or another institution designated prior to the issuance of any Debt Securities under such Indenture to serve as trustee thereunder (a "Trustee" and, collectively with the trustees, if any, under other Indentures, the "Trustees");
(ii) the Company's unconditional and irrevocable

Toll Brothers, Inc.
Toll Corp.
Toll Finance Corp.
First Huntingdon Finance Corp.
                            , 1999
Page 2


guarantees of Debt Securities (the "Guarantees"); (iii) shares of the Company's Common Stock, $.01 par value (the "Common Stock"); (iv) shares of the Company's Preferred Stock, $.01 par value (the "Preferred Stock"), in one or more series;
(v) warrants to purchase Debt Securities (the "Debt Warrants") to be issued pursuant to a warrant agreement relating to Debt Warrants and/or Additional Debt Warrants (as defined), as the case may be (the "Debt Warrant Agreement"), between the issuer of Debt Securities and/or the Additional Debt Securities, as the case may be, to which the Debt Warrants and/or the Additional Debt Warrants relate, the Company and a warrant agent (the "Debt Warrant Agent") to be appointed prior to the issuance of Debt Warrants or Additional Debt Warrants;
(vi) warrants to purchase Common Stock (the "Common Stock Warrants") to be issued pursuant to a warrant agreement relating to Common Stock Warrants and/or Additional Common Stock Warrants (as defined), as the case may be (the "Common Stock Warrant Agreement"), between the Company and a warrant agent (the "Common Stock Warrant Agent") to be appointed prior to the issuance of Common Stock Warrants or Additional Common Stock Warrants; and (vii) warrants to purchase Preferred Stock (the "Preferred Stock Warrants", and, together with the Debt Warrants and the Common Stock Warrants, the "Warrants") to be issued pursuant to a warrant agreement relating to Preferred Stock Warrants and/or Additional Preferred Stock Warrants (as defined), as the case may be (the "Preferred Stock Warrant Agreement"), between the Company and a warrant agent (the "Preferred Stock Warrant Agent") to be appointed prior to the issuance of Preferred Stock Warrants or Additional Preferred Stock Warrants. The Debt Securities, the Guarantees, the Common Stock, the Preferred Stock and the Warrants are collectively referred to herein as the "Offered Securities."

     This opinion is being delivered in accordance with the requirements of Item 601(b)(5) of Regulation S-K promulgated under the Securities Act.

     For the purpose of rendering this opinion, we have examined (i) the Registration Statement relating to the Offered Securities; (ii) the respective forms of Indenture relating to the Toll Debt Securities and related Guarantees (the "Toll Indenture"), the TFC Debt Securities and related Guarantees (the "TFC Indenture") and the FHFC Debt Securities and related Guarantees (the "FHFC Indenture"), each of which is being filed as an exhibit to the Registration Statement; (iii) the Restated Articles of Incorporation of the Company, as amended to date (the "Articles of Incorporation"); (iv) the Bylaws of the Company as currently in effect (the "Bylaws"); and (v) certain resolutions adopted by the respective Boards of Directors of the Company (the "Company Board"), Toll (the "Toll Board"), TFC (the "TFC Board") and FHFC (the "FHFC Board" and, collectively with the Company Board, the Toll Board and the TFC Board, the "Registrants' Boards") relating to the issuance of the Offered Securities and the authorization of the filing of an additional registration statement (the "Additional Registration Statement") for the purpose of registering for issuance and sale an additional amount of Offered Securities pursuant to Rule 462(b) under the Securities Act (the "Additional Offered Securities"). The Additional Offered Securities may consist of one or more of the following: additional Debt Securities ("Additional

Toll Brothers, Inc.
Toll Corp.
Toll Finance Corp.
First Huntingdon Finance Corp.
                            , 1999
Page 3


Debt Securities"), which may consist of additional Toll Debt Securities ("Additional Toll Debt Securities"), additional TFC Debt Securities ("Additional TFC Debt Securities") or additional FHFC Debt Securities ("Additional FHFC Debt Securities"), additional Guarantees ("Additional Guarantees"), additional Common Stock ("Additional Common Stock"), additional Preferred Stock ("Additional Preferred Stock"), additional Debt Warrants ("Additional Debt Warrants"), additional Common Stock Warrants ("Additional Common Stock Warrants") and additional Preferred Stock Warrants ("Additional Preferred Stock Warrants"). We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Registrants and such agreements, certificates of public officials, certificates of officers or other representatives of the Registrants and others and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein.

     In our examination, we have assumed without independent verification (i) the legal capacity of all natural persons, (ii) the genuineness of all signatures, (iii) the authenticity of all documents submitted to us as originals, (iv) the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents and (v) the power and authority of all persons other than the Registrants signing such documents to execute, deliver and perform such documents, and the valid authorization, execution and delivery of such documents by such other persons. As to any facts material to the opinions expressed herein which were not independently established or verified, we have relied upon oral or written statements and representations of officers or other representatives of the Registrants and others.

     We are admitted to practice before the bar in the Commonwealth of Pennsylvania and in the States of Delaware, New Jersey and New York and we do not express any opinion as to the laws of any other jurisdiction other than the federal laws of the United States of America to the extent referred to specifically herein. The Offered Securities and any Additional Offered Securities may be issued from time to time on a delayed or continuous basis, and this opinion is limited to the laws, including applicable rules and regulations, in effect on the date hereof. We assume no obligation to update this opinion.

     Based upon and subject to the foregoing, such examinations of law and such other matters as we have deemed relevant under the circumstances, we are of the opinion that, as of the date hereof:

     1. The form of Toll Indenture filed as an exhibit to the Registration Statement (the "Basic Toll Indenture") has been duly authorized by the Toll Board. The Basic Toll Indenture and each other Indenture in the form of the Basic Toll Indenture, as modified in accordance with duly adopted resolutions of the Toll Board and the Company Board (in each case, including any appropriate committee appointed thereby) to reflect the additional terms applicable to the

Toll Brothers, Inc.
Toll Corp.
Toll Finance Corp.
First Huntingdon Finance Corp.
                            , 1999
Page 4


Toll Debt Securities and/or any Additional Toll Debt Securities and Guarantees and/or any Additional Guarantees to which such Indenture relates, when executed and delivered by Toll and the Company, will be a valid and binding agreement, enforceable against Toll and the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (c) requirements that a claim with respect to any Toll Debt Securities and/or any Additional Toll Debt Securities or the related Guarantees and/or any Additional Guarantees denominated other than in United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and (d) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currency or composite currency.

     2. The form of TFC Indenture filed as an exhibit to the Registration Statement (the "Basic TFC Indenture") has been duly authorized by the TFC Board. The Basic TFC Indenture and each other Indenture in the form of the Basic TFC Indenture, as modified in accordance with duly adopted resolutions of the TFC Board and the Company Board (in each case, including any appropriate Committee appointed thereby) to reflect the additional terms applicable to the TFC Debt Securities and/or any Additional TFC Debt Securities and Guarantees and/or any Additional Guarantees to which such Indenture relates, when executed and delivered by TFC and the Company, will be a valid and binding agreement, enforceable against TFC and the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (c) requirements that a claim with respect to any TFC Debt Securities and/or any Additional TFC Debt Securities or the related Guarantees and/or any Additional Guarantees denominated other than in United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and (d) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currency or composite currency.

     3. The form of FHFC Indenture filed as an exhibit to the Registration Statement (the "Basic FHFC Indenture") has been duly authorized by the FHFC Board. The Basic FHFC Indenture and each other Indenture in the form of the Basic FHFC Indenture, as modified in accordance with duly adopted resolutions of the FHFC Board and the Company Board (in each case, including any appropriate committee appointed thereby) to reflect the additional terms

Toll Brothers, Inc.
Toll Corp.
Toll Finance Corp.
First Huntingdon Finance Corp.
                            , 1999
Page 5


applicable to the FHFC Debt Securities and/or any Additional FHFC Debt Securities and Guarantees and/or any Additional Guarantees to which such Indenture relates, when executed and delivered by FHFC and the Company, will be a valid and binding agreement, enforceable against FHFC and the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (c) requirements that a claim with respect to any FHFC Debt Securities and/or any Additional FHFC Debt Securities or the related Guarantees and/or any Additional Guarantees denominated other than in United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and (d) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currency or composite currency.

     4. With respect to any series of Debt Securities and/or Additional Debt Securities and the related Guarantees and/or Additional Guarantees (collectively, the "Offered Debt Securities"), when (i) if the Offered Debt Securities are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Debt Securities (the "Debt Underwriting Agreement") has been duly authorized, executed and delivered by the issuer of the applicable Debt Securities and/or Additional Debt Securities, the Company and the other parties thereto; (ii) if the Offered Debt Securities are to be sold on an agency basis, the distribution agreement with respect to the Offered Debt Securities (the "Debt Distribution Agreement") has been duly authorized, executed and delivered by the issuer of the applicable Debt Securities and/or Additional Debt Securities, the Company and the other parties thereto; (iii) the Board of Directors of the issuer of the applicable Debt Securities and/or Additional Debt Securities and the Company Board, including in each case any appropriate committee appointed thereby, and appropriate officers of the issuer of the applicable Debt Securities and/or Additional Debt Securities and the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Debt Securities and related matters; (iv) the terms of the Offered Debt Securities and of their issuance and sale have been duly established in conformity with the Indenture relating thereto so as not to violate any applicable law, the Articles of Incorporation or Bylaws of the issuer of the applicable Debt Securities and/or Additional Debt Securities or the Company or result in a default under or breach of any agreement or instrument binding upon the issuer of the applicable Debt Securities and/or Additional Debt Securities or the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the issuer of the applicable Debt Securities and/or Additional Debt Securities or the Company; (v) the applicable Indenture has been duly executed and delivered by the issuer of the applicable Debt Securities and/or Additional Debt Securities, the Company and the Trustee thereunder; and
(vi) the Offered Debt Securities have been duly

Toll Brothers, Inc.
Toll Corp.
Toll Finance Corp.
First Huntingdon Finance Corp.
                            , 1999
Page 6


executed and authenticated in accordance with the provisions of the applicable Indenture and duly delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor, the Offered Debt Securities, when issued and sold in accordance with the applicable Indenture and the related Debt Underwriting Agreement or Debt Distribution Agreement, if any, or any other duly authorized, executed and delivered applicable purchase agreement, will be valid and binding obligations of the issuer of the applicable Debt Securities and/or Additional Debt Securities and the Company, enforceable against the issuer of the applicable Debt Securities and/or Additional Debt Securities and the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (c) requirements that a claim with respect to any of the Offered Debt Securities denominated other than in United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and (d) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currency or composite currency.

     We note that, as of the date hereof, a judgment for money in an action based on an Offered Debt Security denominated in a foreign currency, currency unit or composite currency in a federal or state court in the United States ordinarily would be enforced in the United States only in United States dollars. The date used to determine the rate of conversion of the foreign currency, currency unit or composite currency in which a particular Offered Debt Security is denominated into United States dollars will depend upon various factors, including which court renders the judgment.

     5. With respect to any shares of Common Stock and/or Additional Common Stock (collectively, the "Offered Common Stock"), when (i) if the Offered Common Stock is to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Common Stock (the "Common Stock Underwriting Agreement") has been duly authorized, executed and delivered by the Company and the other parties thereto; (ii) if the Offered Common Stock is to be sold on an agency basis, the distribution agreement with respect to the Offered Common Stock (the "Common Stock Distribution Agreement") has been duly authorized, executed and delivered by the Company and the other parties thereto;
(iii) the Company Board, including any appropriate committee appointed thereby, and the appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of issuance of the shares of Offered Common Stock in conformity with the Company's Articles of Incorporation and Bylaws, so as not to violate any applicable law, the Company's Articles of Incorporation or Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction

Toll Brothers, Inc.
Toll Corp.
Toll Finance Corp.
First Huntingdon Finance Corp.
                            , 1999
Page 7


imposed by any court or governmental body having jurisdiction over the Company; and (iv) certificates representing the shares of the Offered Common Stock are duly executed, countersigned, registered and delivered upon payment of the agreed-upon consideration therefor, the shares of the Offered Common Stock, when issued and sold in accordance with the related Common Stock Underwriting Agreement or Common Stock Distribution Agreement, if any, or any other duly authorized, executed and delivered applicable purchase agreement, will be duly authorized, validly issued, fully paid and nonassessable, provided that the consideration therefor is not less than the par value thereof.

     6. With respect to the shares of any series of Preferred Stock and/or Additional Preferred Stock (collectively, the "Offered Preferred Stock"), when
(i) if the Offered Preferred Stock is to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the shares of the Offered Preferred Stock (the "Preferred Stock Underwriting Agreement") has been duly authorized, executed and delivered by the Company and the other parties thereto; (ii) if the Offered Preferred Stock is to be sold on an agency basis, the distribution agreement with respect to the Offered Preferred Stock (the "Preferred Stock Distribution Agreement") has been duly authorized, executed and delivered by the Company and the other parties thereto; (iii) the Company Board, including any appropriate committee appointed thereby, and the appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the shares of the Offered Preferred Stock and related matters, including the adoption of a certificate of designation for the Offered Preferred Stock in the form required by applicable law (the "Certificate of Designation"); (iv) the filing of the Certificate of Designation with the Secretary of State of the State of Delaware has duly occurred; (v) the terms of the Offered Preferred Stock and of their issuance and sale have been duly established in conformity with the Company's Articles of Incorporation, the Certificate of Designation and the Company's Bylaws, so as not to violate any applicable law, the Company's Articles of Incorporation, the Certificate of Designation or the Company's Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (vi) certificates representing the shares of the Offered Preferred Stock are duly executed, countersigned, registered and delivered upon payment of the agreed-upon consideration therefor, the shares of the Offered Preferred Stock, when issued and sold in accordance with the related Preferred Stock Underwriting Agreement or Preferred Stock Distribution Agreement, if any, or any other duly authorized, executed and delivered applicable purchase agreement, will be duly authorized, validly issued, fully paid and nonassessable, provided that the consideration therefor is not less than the par value thereof.

     7. With respect to any Debt Warrants and/or Additional Debt Warrants (collectively, the "Offered Debt Warrants"), when (i) if the Offered Debt Warrants are to be sold pursuant to a

Toll Brothers, Inc.
Toll Corp.
Toll Finance Corp.
First Huntingdon Finance Corp.
                            , 1999
Page 8


firm commitment underwritten offering, the Debt Underwriting Agreement with respect to the Offered Debt Warrants has been duly authorized, executed and delivered by the issuer of the Debt Securities and/or Additional Debt Securities to which the Offered Debt Warrants relate, the Company and the other parties thereto; (ii) if the Offered Debt Warrants are to be sold on an agency basis, the distribution agreement with respect to the Offered Debt Warrants (the "Debt Warrant Distribution Agreement") has been duly authorized, executed and delivered by the issuer of the Debt Securities and/or Additional Debt Securities to which the Offered Debt Warrants relate, the Company and the other parties thereto; (iii) the Board of Directors of the issuer of the Debt Securities and/or Additional Debt Securities to which the Offered Debt Warrants relate and the Company Board, including in each case any appropriate committee appointed thereby, and appropriate officers of the issuer of the Debt Securities and/or Additional Debt Securities to which the Offered Debt Warrants relate and the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Debt Warrants and related matters; (iv) the terms of the Offered Debt Warrants and of their issuance and sale have been duly established in conformity with the Debt Warrant Agreement so as not to violate any applicable law, the Articles of Incorporation or the Bylaws of the issuer of the Debt Securities and/or Additional Debt Securities to which the Offered Debt Warrants relate or the Company or result in a default under or breach of any agreement or instrument binding upon the issuer of the Debt Securities and/or Additional Debt Securities to which the Offered Debt Warrants relate or the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the issuer of the Debt Securities and/or Additional Debt Securities to which the Offered Debt Warrants relate or the Company; (v) the Debt Warrant Agreement has been duly authorized, executed and delivered by the issuer of the Debt Securities and/or Additional Debt Securities to which the Offered Debt Warrants relate and the Company to the Debt Warrant Agent; (vi) the Debt Warrant Agreement has been duly authorized, delivered and executed by the Debt Warrant Agent; and (vii) the Offered Debt Warrants have been duly executed and authenticated in accordance with the provisions of the Debt Warrant Agreement and duly delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor, the Offered Debt Warrants, when issued and sold in accordance with the Debt Warrant Agreement and the related Debt Underwriting Agreement or Debt Warrant Distribution Agreement, if any, or any other duly authorized, executed and delivered applicable purchase agreement, will be valid and binding obligations of the issuer of the Debt Securities and/or Additional Debt Securities to which the Offered Debt Warrants relate and the Company, enforceable against the issuer of the Debt Securities and/or Additional Debt Securities to which the offered Debt Warrants relate and the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (c) requirements that a claim with respect to any Debt Warrants or Additional Debt Warrants to purchase Debt

Toll Brothers, Inc.
Toll Corp.
Toll Finance Corp.
First Huntingdon Finance Corp.
                            , 1999
Page 9


Securities or Additional Debt Securities denominated other than in United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and (d) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currency or composite currency.

     We note that, as of the date hereof, a judgment for money in an action based on a Debt Warrant or an Additional Debt Warrant to purchase a Debt Security or an Additional Debt Security denominated in a foreign currency, currency unit or composite currency in a federal or state court in the United States ordinarily would be enforced in the United States only in United States dollars. The date used to determine the rate of conversion of the foreign currency, currency unit or composite currency in which a particular Debt Security or Additional Debt Security is denominated into United States dollars will depend upon various factors, including which court renders the judgment.

     8. With respect to any Preferred Stock Warrants and/or Additional Preferred Stock Warrants (collectively, the "Offered Preferred Stock Warrants"), when (i) if the Offered Preferred Stock Warrants are to be sold pursuant to a firm commitment underwritten offering, the Preferred Stock Underwriting Agreement with respect to the Offered Preferred Stock Warrants has been duly authorized, executed and delivered by the Company and the other parties thereto; (ii) if the Offered Preferred Stock Warrants are to be sold on an agency basis, the distribution agreement with respect to the Offered Preferred Stock Warrants (the "Preferred Stock Warrant Distribution Agreement") has been duly authorized, executed and delivered by the Company and the other parties thereto; (iii) the Company Board, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Preferred Stock Warrants and related matters; (iv) the terms of the Offered Preferred Stock Warrants and of their issuance and sale have been duly established in conformity with the Preferred Stock Warrant Agreement so as not to violate any applicable law, the Company's Articles of Incorporation or Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; (v) the Preferred Stock Warrant Agreement has been duly authorized, executed and delivered by the Company to the Preferred Stock Warrant Agent; (vi) the Preferred Stock Warrant Agreement has been duly authorized, executed and delivered by the Preferred Stock Warrant Agent; and (vii) the Offered Preferred Stock Warrants have been duly executed and authenticated in accordance with the provisions of the Preferred Stock Warrant Agreement and duly delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor, the Offered Preferred Stock Warrants, when issued and sold in accordance with the Preferred Stock Warrant Agreement and the related Preferred Stock Underwriting Agreement or Preferred Stock Warrant Distribution Agreement, if any, or any other duly authorized, executed and delivered applicable

Toll Brothers, Inc.
Toll Corp.
Toll Finance Corp.
First Huntingdon Finance Corp.
                            , 1999
Page 10


purchase agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), provided that the per share consideration payable upon the exercise of the Offered Preferred Stock Warrants is not less than the par value of the Preferred Stock.

     9. With respect to any Common Stock Warrants and/or Additional Common Stock Warrants (collectively, the "Offered Common Stock Warrants"), when (i) if the Offered Common Stock Warrants are to be sold pursuant to a firm commitment underwritten offering, the Common Stock Underwriting Agreement with respect to the Offered Common Stock Warrants has been duly authorized, executed and delivered by the Company and the other parties thereto; (ii) if the Offered Common Stock Warrants are to be sold on an agency basis, the distribution agreement with respect to the Offered Common Stock Warrants (the "Common Stock Warrant Distribution Agreement") has been duly authorized, executed and delivered by the Company and the other parties thereto; (iii) the Company Board, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Common Stock Warrants and related matters; (iv) the terms of the Offered Common Stock Warrants and of their issuance and sale have been duly established in conformity with the Common Stock Warrant Agreement so as not to violate any applicable law, the Company's Articles of Incorporation or Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company;
(v) the Common Stock Warrant Agreement has been duly authorized, executed and delivered by the Company to the Common Stock Warrant Agent; (vi) the Common Stock Warrant Agreement has been duly authorized, executed and delivered by the Common Stock Warrant Agent; and (vii) the Offered Common Stock Warrants have been duly executed and authenticated in accordance with the provisions of the Common Stock Warrant Agreement and duly delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor, the Offered Common Stock Warrants, when issued and sold in accordance with the Common Stock Warrant Agreement and the related Common Stock Underwriting Agreement or Common Stock Warrant Distribution Agreement, if any, or any other duly authorized, executed and delivered applicable purchase agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity),

Toll Brothers, Inc.
Toll Corp.
Toll Finance Corp.
First Huntingdon Finance Corp.
                            , 1999
Page 11

provided that the per share consideration payable upon the exercise of the Offered Common Stock Warrants is not less than the par value of the Common Stock.

     We hereby consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement. We also consent to the reference to our firm under the heading "Legal Matters" in the Registration Statement. In giving this consent, I do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act or the Rules and Regulations of the Commission.


                                            Very truly yours,